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                                                                   EXHIBIT 10.15

                              PROMISSORY NOTE NO. 7
                              ---------------------
                                    1170-007

                                                        Date: September 29, 2000


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Transamerica Business Credit Corporation or its assigns (the "Payee") at its office located at Riverway 11, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, or at such other place as the Payee or the holder hereof may designate in writing, the principal amount of Nine Hundred Fifty Thousand, One Hundred Twenty and 43/100 Dollars ($950,120.43) received by the undersigned, plus interest, in lawful money of the United States and in immediately available funds. This Note shall be payable on the date hereof and thereafter in 48 consecutive equal monthly installments of Twenty Three Thousand, One Hundred Fifty Five and 39/100 Dollars ($23,155.39) commencing October 1, 2000 and a final installment payable on October 1, 2004 of Ninety Five Thousand, Twelve and 04/100 Dollars ($95,012.04) together with the unpaid balance of the Note. No amount of principal paid or prepaid hereunder may be reborrowed

     This Note is one of the Notes referred to in the Master Loan and Security Agreement dated as of October 26, 1998 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between the undersigned and the Payee and is subject and entitled to all provisions and benefits thereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

     If any installment of this Note is not paid within six days after its due date, the undersigned agrees to pay on demand, in addition to the amount of such installment, an amount equal to 4% of such installment, but only to the extent permitted by Applicable Law.

     The undersigned shall have the right to prepay this Note at any time on or after January 1, 2002, on thirty days' prior written notice to the Payee. On the date of any such prepayment, the undersigned shall pay an amount equal to the present value of the remaining payments (principal and interest) due hereunder discounted at 7% simple interest per annum together with all interest, fees and other amounts payable on the amount so prepaid or in connection therewith to the date of such prepayment. Any prepayments shall be applied to the installments hereof in the inverse order of maturity.

     Upon the maturity of this Note or the acceleration of the maturity of this
Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lesser of (i) 18% per annum or (ii) the maximum amount allowed by law, from the date of such maturity or acceleration, as the case may be, until all such amounts have been paid. Upon default or the acceleration of the maturity of this Note in accordance with the terms of the Agreement, the entire unpaid principal amount on this Note, together with all interest, fees, prepayment fees and charges in an amount equal to the present value of the remaining payments (principal and interest) due hereunder discounted at 6% simple interest per annum and other amounts payable hereon or in connection herewith, shall be immediately due and payable without further notice or demand, with interest on all such amounts at a rate not to exceed the lawful limit, from the date of such maturity, default or acceleration, as the case may be, until all such amounts have been paid.

     If any payment on this Note becomes payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day.

     The undersigned hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. The undersigned agrees to pay all amounts under this Note without offset, deduction, claim, counterclaim, defense or recoupment, all of which are hereby waived.

     The Payee, the undersigned and any other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate
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and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by Applicable Law from time to time in effect. Neither the undersigned nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under Applicable Law from time to time in effect, and the provisions of this paragraph shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith. The Payee expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If (a) the maturity of any Obligation is accelerated for any reason, (b) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) the Payee or any other holder of any or all of the Obligations shall other-wise collect amounts which are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be charged by Applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at the Payee's or such holder's option, promptly returned to the undersigned upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under Applicable Law, the Payee and the undersigned (and any other payors thereof) shall to the greatest extent permitted under Applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest through the entire contemplated term of this Note in accordance with the amount outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under Applicable Law in order to lawfully charge the maximum amount of interest permitted under Applicable Law.

     This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the undersigned and the Payee or any holder hereof.

     The undersigned shall, upon demand, pay to the Payee all costs and expenses incurred by the Payee (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution and delivery of this Note and all other Loan Documents (which costs and expenses shall not exceed $5,000 without the consent of the undersigned), and in connection with the administration, modification and amendment of the Loan Documents, and pay to the Payee all costs and expenses (including the fees and disbursements of counsel and other professionals) paid or incurred by the Payee in (A) enforcing or defending its rights under or in respect of this Note or any of the other Loan Documents, (B) collecting any of the liabilities by the undersigned to the Payee or otherwise administering the Loan Documents, (C) foreclosing or otherwise collecting upon any collateral and (D) obtaining any legal, accounting or other advice in connection with any of the foregoing. Of the $50,000 Application Fee paid by the undersigned to the Payee, after application of up to $5,000 to costs and expenses incurred in closing the transaction governed by the Agreement, a portion of the remaining amount (as set forth in the Commitment Letter) shall be applied to the second installment due hereunder.

     This Note shall be binding upon the successors and assigns of the undersigned and inure to the benefit of the Payee and its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

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THIS NOTE IS BEING DELIVERED TO PAYEE BY THE UNDERSIGNED TO EVIDENCE A LOAN FROM
PAYEE TO THE UNDERSIGNED WHICH LOAN IS SECURED BY AMONG OTHER THINGS THE EQUIPMENT DESCRIBED ON SCHEDULE A ATTACHED HERETO.

EACH OF THE UNDERSIGNED AND, BY ITS ACCEPTANCE HEREOF, THE PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS NOTE AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                                     LYNX THERAPEUTICS, INC.

                                     By: /s/ Edward C. Albini
                                         -------------------------------
                                     Name:  Edward C. Albini
                                     Title: Chief Financial Officer